UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report January 7, 1997


                         Commission file number: 1-10245



                             RCM TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its Charter)


        NEVADA                                        95-1480559
     (State of Incorporation)           (IRS Employer Identification Number)


        2500 McClellan Avenue, Suite 350, Pennsauken, NJ 08109-4613
                (Address of principal executive offices)


                                 (609) 486-1777
              (Registrant's telephone number, including area code)

ITEM 5.

Effective March 12, 1998, Barry S. Meyers resigned from the Board of Directors of RCM Technologies, Inc. Mr. Meyers was a Class A director whose term as a director would have expired in the year 2000.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              RCM Technologies, Inc.

                             (Registrant)






Date:  March 17, 1998          By:/s/ Stanton Remer
                                  -----------------
                                  Stanton Remer
                                  Chief Financial Officer, (Principal Accounting
                                   Officer)Treasurer, Secretary and Director